UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 27, 2008

Meta Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

121 East Fifth Street, Storm Lake, IA  50588

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-   2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

i

Section 8 – Other Events

Item 8.01               Other Events.

On October 27, 2008, the Registrant issued the attached press release announcing declaration of a cash dividend for the first quarter of its Fiscal Year 2009.

Section 9 – Financial Statements and Exhibits

Item 9.01               Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

The following Exhibits are being furnished herewith:

99.1         Registrant’s Press Release dated October 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

	By:	/s/ David W Leedom
David W. Leedom
Senior Vice President, Secretary, Treasurer,
and Chief Financial Officer

Dated: October 27, 2008

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Registrant’s Press Release dated October 27, 2008.